                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             S. Y. Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

Fee has been wired to Mellon Bank.

                                  S.Y. BANCORP, INC.
                                1040 EAST MAIN STREET
                             LOUISVILLE, KENTUCKY  40206
                                    (502) 582-2571
                                     ____________

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                     ____________

   NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of S.Y. BANCORP,INC. ("Bancorp") will be held on Wednesday, April 24, 1996, at 10:00 a.m., local time, at The Galt House West, Queen Room, 140 North Fourth Street, Louisville, Kentucky 40202, for the following purposes:



     1. ELECTION OF DIRECTORS. To approve the action of the Board of Directors fixing the number of directors at fifteen (15) and to elect five (5) nominees as directors, each named in the accompanying Proxy Statement.

     2. APPROVAL OF INDEMNIFICATION PROPOSAL. To approve a proposed form of Indemnification Agreement with Bancorp's directors.

     3. APPROVAL OF INCREASE IN AUTHORIZED SHARES OF COMMON STOCK. To approve a proposed amendment to the Articles of Incorporation to increase the number of authorized shares of Common Stock from 3,000,000 to 5,000,000.

     4. OTHER BUSINESS. To consider and act upon such other matters as may properly be brought before the Annual Meeting or any adjournment thereof.


     Information regarding the matters to be acted upon at the meeting is contained in the Proxy Statement accompanying this Notice.

     Only those holders of Bancorp Common Stock of record at the close of business on March 7, 1996, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.


Louisville, Kentucky                   BY ORDER OF THE BOARD OF DIRECTORS
March   , 1996



                                       David H. Brooks
                                       Chairman and Chief Executive Officer



                             YOUR VOTE IS IMPORTANT
        PLEASE DATE, SIGN, AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE
                      ACCOMPANYING POSTAGE PAID ENVELOPE

                                  TABLE OF CONTENTS
                                                                     Page


GENERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

RELATIONSHIP OF BANCORP AND THE BANK  . . . . . . . . . . . . . . .    2

VOTING AT THE ANNUAL MEETING  . . . . . . . . . . . . . . . . . . .    2

PRINCIPAL HOLDERS OF BANCORP COMMON STOCK . . . . . . . . . . . . .    3

ELECTION OF DIRECTORS . . . . . . . . . . . . . . . . . . . . . . .    4

MEETINGS AND COMMITTEES OF THE BOARD . . . . . . .  . . . . . . . .    9

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION. . . . .   10

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS . . .  . . . . . .   12

TRANSACTIONS WITH MANAGEMENT AND OTHERS . . . . . . . . . . . . . .   18

APPROVAL OF INDEMNIFICATION PROPOSAL. . . . . . . . . . . . . . . .   18

APPROVAL OF INCREASE IN AUTHORIZED SHARES OF COMMON STOCK . . . . .   22

INFORMATION CONCERNING INDEPENDENT PUBLIC ACCOUNTANTS . . . . . . .   23

SUBMISSION OF SHAREHOLDER PROPOSALS   . . . . . . . . . . . . . . .   23

OTHER MATTERS   . . . . . . . . . . . . . . . . . . . . . . . . . .   24


                         ANNUAL REPORT ON FORM 10-K

  A COPY OF S.Y. BANCORP, INC.'S 1995 ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS, WILL BE PROVIDED WITHOUT CHARGE WITHIN ONE BUSINESS DAY FOLLOWING RECEIPT OF A WRITTEN OR ORAL REQUEST DIRECTED TO: MS. NANCY B. DAVIS, SENIOR VICE PRESIDENT, TREASURER AND CHIEF FINANCIAL OFFICER, S.Y. BANCORP, INC., P. O. BOX 32890, LOUISVILLE, KENTUCKY 40232, (502)625-9176.

                                  S.Y. BANCORP, INC.
                                1040 EAST MAIN STREET
                             LOUISVILLE, KENTUCKY  40206
                                  (502) 582-2571


                                   PROXY STATEMENT
                            ANNUAL MEETING OF SHAREHOLDERS
                                    APRIL 24, 1996


                                       GENERAL

     This Proxy Statement is furnished to the shareholders of S.Y. BANCORP, INC. ("Bancorp") in connection with the solicitation of proxies by Bancorp's Board of Directors for use at the Annual Meeting of Shareholders (the "Annual Meeting")to be held on Wednesday, April 24, 1996, at 10:00 a.m., local time, at The Galt House West, Queen Room, 140 North Fourth Street, Louisville, Kentucky 40202. The approximate date on which this Proxy Statement and the accompanying
proxy are first being sent or given to shareholders is March   , 1996.  The
mailing address of Bancorp's principal executive offices is P.O. Box 32890, Louisville, Kentucky 40232-2890.

     Only shareholders of record at the close of business on March 7, 1996, are entitled to notice of and to vote at the Annual Meeting.

     Any valid and unrevoked proxy will be voted as specified in the proxy. If a shareholder does not specify otherwise, the shares represented by the shareholder's proxy will be voted (a) FOR approval of Indemnification Proposal;
(b) FOR approval of the action of the Board of Directors fixing the number of directors at fifteen (15) and FOR election of the persons named in this Proxy Statement as directors of Bancorp, in accordance with the terms and conditions set forth in this Proxy Statement; (c) FOR the approval of increase in authorized shares of Common Stock; and (d) in their discretion, on any other matters that may properly come before the Annual Meeting, or any adjournment thereof, including matters incident to its conduct.

     All expenses of preparing, printing, mailing, and delivering the proxy and all materials used in the solicitation thereof will be borne by Bancorp. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telefax by directors and officers of Bancorp, none of whom will receive additional compensation for such services. Bancorp has also requested brokerage houses, custodians, and nominees to forward soliciting materials to the beneficial owners of Bancorp's Common Stock, no par value ("Bancorp Common Stock"), held of record by them and will pay the reasonable expenses of such persons for forwarding such materials.

     Proxies may be revoked at any time before the taking of the vote at the Annual Meeting.

                         RELATIONSHIP OF BANCORP AND THE BANK

     Bancorp is a bank holding company within the meaning of the Bank Holding Company Act of 1956 and pursuant to that act is registered with the Board of Governors of the Federal Reserve System. Bancorp's only subsidiary is Stock Yards Bank & Trust Company ("the Bank"), which is wholly owned by Bancorp and engaged in the business of commercial banking. See "MEETINGS AND COMMITTEES OF THE BOARD".

                             VOTING AT THE ANNUAL MEETING

     On March 7, 1996, the record date for the Annual Meeting fixed by Bancorp's Board of Directors, there were issued and outstanding, and entitled to vote at the Annual Meeting, 1,629,512 shares of Bancorp Common Stock. Bancorp has no class of stock other than common stock. The holders of a majority of the total shares of Bancorp Common Stock issued and outstanding and entitled to vote, whether present in person or by proxy, will constitute a quorum for the
transaction of business at the Annual Meeting.   See note (3) to the tabulation
under the heading, "PRINCIPAL HOLDERS OF BANCORP COMMON STOCK," for a discussion of shares held by the Bank in fiduciary capacities.

     Each share of Bancorp Common Stock is entitled to one vote on all matters presented to the shareholders with the exception of the election of directors. In the election of directors, Kentucky's Constitution mandates that shareholders have cumulative voting rights. Under cumulative voting rights, each shareholder is entitled to cast as many votes in the aggregate as equal the number of shares of Bancorp Common Stock owned by him or her multiplied by the number of directors to be elected. Each shareholder, or his or her proxy, may cast all of his or her votes (as thus determined) for a single nominee for director or may distribute them among two or more nominees, in the shareholder's discretion.

    Approval of the indemnification proposal (Item 2 on the accompanying proxy) and the increase in authorized shares of common stock (Item 3 on the accompanying proxy) require the affirmative vote of the holders of a majority of the outstanding shares of Bancorp's Common Stock present or represented at the Annual Meeting and entitled to vote on the proposal. Directors will be elected by a plurality of the total votes cast at the Annual Meeting. Assuming five directors are to be elected, a plurality means that the five nominees receiving the highest number of votes will be deemed elected.

    Votes cast in person or by proxy at the Annual Meeting will be tabulated by the judges appointed for the meeting, who will conduct the voting and certify the results. The judges will also determine whether or not a quorum is present at the meeting. A shareholder entitled to vote for the election of directors may withhold authority to vote for all nominees for directors or may withhold authority to vote for certain nominees for directors. A shareholder may also abstain from voting on the proposal to fix the number of directors, to approve the proposed form of Indemnification Agreement or the proposal to amend Bancorp's Articles of Incorporation to increase the number of authorized shares of Common Stock. Votes withheld from the election of any nominee for director and abstentions from any other proposal will be treated by the judges as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be counted in the number of votes cast on any matter. If a broker does not receive voting instructions from the beneficial owner of share on a particular matter and indicates on the proxy that it does not have discretionary authority to vote on that matter, those shares will not be considered as present and entitled to vote with respect to that matter.

                      PRINCIPAL HOLDERS OF BANCORP COMMON STOCK

     At January 31, 1996, Bancorp had 1,629,512 shares of Bancorp Common Stock issued and outstanding held by 709 shareholders of record. The following tabulation shows the amount and percent of Bancorp Common Stock owned beneficially at January 31, 1996, by those persons known by Bancorp to own, or be deemed to own, beneficially five percent (5%) or more of such stock. The tabulation also shows the beneficial ownership of Bancorp Common Stock by all directors, executive officers and employees of Bancorp and the Bank at January 31, 1996. Unless otherwise noted, the sole voting and investment power with respect to such stock is held by the beneficial owner named. For a tabulation of the beneficial ownership of Bancorp Common Stock by individual directors of Bancorp and nominees for election as directors of Bancorp at the Annual Meeting, see "ELECTION OF DIRECTORS."

                                        AMOUNT AND NATURE         PERCENT OF
         NAME AND ADDRESS                 OF BENEFICIAL         BANCORP COMMON
       OF BENEFICIAL OWNER                  OWNERSHIP(1)          STOCK(1)(2)

Stock Yards Bank & Trust Company              225,941(3)           13.87%
1040 East Main Street
Louisville, Kentucky 40206

Directors and executive officers of           179,684              10.89%
Bancorp as a group (14 persons)(4)(5)

Directors, executive officers, and            224,483(6)           13.52%
certain employees of Bancorp and the Bank as a group (109 persons)(4)(5)



Notes:

(1)  As of January 31, 1996.

(2) Shares of Bancorp Common Stock subject to currently exercisable options under Bancorp's Stock Option Plan are deemed outstanding for computing the percentage of Bancorp Common Stock of the person holding such options but are not deemed outstanding for computing the percentage of Bancorp Common Stock of any other person.

(3) Held by the Bank as agent, trustee, personal representative and in other fiduciary capacities, including 16,474 shares held as Trustee under the Bank's Employee Stock Ownership Plan (the "ESOP"). As to 13,368 shares held in the ESOP, participants direct the Bank, as Trustee, to vote the vested portion of the participant's account balance attributable to Bancorp Common Stock. The other 588 shares held by the Bank as Trustee under the ESOP (together with any shares for which no directions are received from participants in the ESOP) may then be voted in the same proportions as the directions given to the Bank, as trustee, by the respective participants. Under the ESOP, participants or their beneficiaries are eligible to receive the balance of their accounts in-kind upon retirement, death or disability. The vested portion of a participant's account balance in the ESOP is eligible for distribution in-kind upon termination of employment.

(4) "Executive Officer" means the chairman, president, any vice president in charge of a principal business unit, division or function, or other officer who performs a policy making function or any other person who performs similar policy making functions.

(5) For a description of the voting and investment power with respect to the shares beneficially owned by the fourteen directors and nominees for election as directors of Bancorp, see the table under the heading, "ELECTION OF DIRECTORS."

(6) The shares held by the group, include 21,738 shares held by certain officers and employees of the Bank. In addition, 9,693 shares are subject to currently exercisable stock options and 13,368 shares are held by present employees of the Bank in their ESOP accounts at December 31, 1995, with sole voting power and no current investment power. Bancorp has not undertaken the expense and effort of compiling the number of shares certain officers and employees of the Bank may hold other than directly in their own name.



                            ITEM 1. ELECTION OF DIRECTORS

      The Articles of Incorporation and Bylaws of Bancorp provide that the Board of Directors shall be composed of not less than nine (9) nor more than twenty-five (25) members. The bylaws provide that the exact number of members shall be fixed each year by the Board of Directors prior to the giving of notice of the Annual Meeting, subject to any later resolution adopted by the shareholders at the Annual Meeting. At its February 13, 1996 meeting, the Board of Directors fixed the number of directors at fifteen (15). The Board of Directors has recommended that the number of directors constituting the Board be fixed at fifteen for the ensuing year, subject to the approval of shareholders at the annual meeting. Assuming five directors are to be elected, there will be fourteen (14) individuals serving on the Board as of the date of the 1996 Annual Meeting.

      At Bancorp's 1994 Annual Meeting, shareholders voted to amend the Articles of Incorporation to classify the Board of Directors into three classes of directors of as nearly equal size as possible with only one class of directors being elected each year. Accordingly, at the 1996 Annual Meeting, five Directors are to be elected to hold office for three-year terms, or until successors are elected and qualified. Unless otherwise instructed, it is intended that the shares represented by the enclosed proxy will be voted for the election of the nominees named below. Proxies may not be voted for a greater number of persons than the number of nominees named below.

      At the Annual Meeting, a resolution will be submitted approving the action of the Board of Directors fixing the number of directors to be elected at fifteen (15), and, if such resolution is adopted, the five persons named in the following table will be nominated on behalf of the Board of Directors for election as directors of Bancorp.

      In the event (1) any person or persons other than the following nominees are nominated as directors, or (2) the number of directors to be elected shall be less or more than five, the proxies named in the enclosed proxy, or their substitutes, shall have the right in their discretion to vote for some number less or more than all the nominees or for less or more than all of the aforesaid nominees. In the event any of the nominees becomes unwilling or unable to accept nomination or election, the said proxies shall have the right to vote for any substitute nominee in place of the nominee who has become unwilling or unable to accept nomination or election. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve as a director.

     All of the nominees are currently serving as directors of the Bank and were elected to that position on April 26, 1995, by the written consent of Bancorp, the sole shareholder of the Bank. It is anticipated that, if elected as directors of Bancorp at the Annual Meeting, Bancorp, as the sole shareholder of the Bank, will, by written consent, elect the following nominees as directors of the Bank to serve a one year term.

      There are no arrangements or understandings regarding the selection or election of any of the following nominees as directors of Bancorp. All nominations for membership on the Board of Directors of Bancorp originated with the Board of Directors.

NOMINEES TO SERVE A THREE YEAR TERM EXPIRING 1999
                                                           BANCORP COMMON STOCK
                                                           BENEFICIALLY OWNED
    NAME, AGE, AND                                         AT JANUARY 31, 1996
    YEAR FIRST BECAME          PRINCIPAL OCCUPATION;     -----------------------
     DIRECTOR (1)           CERTAIN DIRECTORSHIPS(2)(3)  AMOUNT(4)(5) % OF CLASS
    -----------------       ---------------------------  ------------ ----------

Charles R. Edinger, III      Vice President, J.            10,638(7)      (6)
Age 46                       Edinger & Son, Inc.
Director since 1984          (truck body assembly)

David P. Heintzman           President,                     8,818(9)      (6)
Age 36                       Bancorp and the Bank(8)
Director since 1992

Norman Tasman                Secretary/Treasurer of        29,392(11)    1.80%
Age 44                       Tasman Industries, Inc.
Director since               and President,
January, 1995 (10)           Tasman Hide Processing,
                             Inc.

                                                            BANCORP COMMON STOCK
                                                            BENEFICIALLY OWNED
      NAME, AGE, AND                                        AT JANUARY 31, 1996
     YEAR FIRST BECAME          PRINCIPAL OCCUPATION;    -----------------------
     DIRECTOR (1)           CERTAIN DIRECTORSHIPS(2)(3)  AMOUNT(4)(5) % OF CLASS
    ------------------      ---------------------------  ------------ ----------

Kathy C. Thompson            Executive Vice President and   2,515(14)     (6)
Age 34                       Secretary, Bancorp and
Director since               Executive Vice President,
January, 1994(12)            Bank(13)

Bertrand A. Trompeter        Chairman, John F.             10,538(16)     (6)
Age 67                       Trompeter Co. (tobacco
Director since 1980(15)      and candy wholesaler)


CONTINUING DIRECTORS - TERM EXPIRING 1997
                                                            BANCORP COMMON STOCK
                                                            BENEFICIALLY OWNED
     NAME, AGE, AND                                         AT JANUARY 31, 1996
    YEAR FIRST BECAME          PRINCIPAL OCCUPATION;     -----------------------
    DIRECTOR (1)           CERTAIN DIRECTORSHIPS(2)(3)   AMOUNT(4)(5) % OF CLASS
   ------------------      ---------------------------   -----------------------

James E. Carrico             Vice President, Property       4,261         (6)
Age 54                       and Casualty Operations
Director since 1978          ReagerHarris/Accordia
                             of Louisville
                             (insurance agency)

Jack M. Crowner              Owner, Jack Crowner &         16,080(17)     (6)
Age 63                       Associates (radio and
Director since 1979          TV broadcasting)

Leonard Kaufman              Retired(18)                   34,589(19)    2.11%
Age 66
Director since 1964

George R. Keller             Founder, Tumbleweed            3,750(20)     (6)
Age 46                       Mexican Food, Inc.
Director since 1991          (restaurant)

Bruce P. Madison             Vice President and             6,145(21)     (6)
Age 45                       Treasurer, Plumbers
Director since 1989          Supply Company, Inc.
                             (wholesale plumbing)

CONTINUING DIRECTORS - TERM EXPIRING 1998
                                                            BANCORP COMMON STOCK
                                                            BENEFICIALLY OWNED
     NAME, AGE, AND                                         AT JANUARY 31, 1996
     YEAR FIRST BECAME          PRINCIPAL OCCUPATION;    -----------------------
     DIRECTOR (1)           CERTAIN DIRECTORSHIPS(2)(3)  AMOUNT(4)(5) % OF CLASS
    ------------------      ---------------------------  ------------ ----------

David H. Brooks              Chairman and                  13,855(23)      (6)
Age 53                       Chief Executive Officer
Director since 1985          Bancorp and the Bank(22)

Carl T. Fischer, Jr.         Farmer & horse breeder;       15,016(25)      (6)
Age 62                       Trustee, The Fairmont Fund
Director since 1980          (mutual fund)(24)

Stanley A. Gall, M.D.        Professor and Chairman,          491          (6)
Age 59                       Department of Obstetrics
Director since               and Gynecology,
January, 1994 (26)           University of Louisville

Henry A. Meyer               President, Henry              23,597(27)    1.45%
Age 65                       Fruechtenicht Co., Inc.
Director since 1966          (feed supplier)


Notes:

 (1) Ages listed are as of December 31, 1995.

 (2) Except as otherwise noted, each director and nominee has engaged in his or her principal occupation for five years or more.

 (3) Unless otherwise noted, no director or nominee holds any directorship in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such act or any company registered as an investment company under the Investment Company Act of 1940.

 (4) This column  includes,  in some instances,  shares  in which  members of
     the nominee's  immediate   family  have a  beneficial  interest.  The
     column does not, however, include the interest of certain of the listed nominees in shares held by other non-dependent family members in their own right. In each case, the principal disclaims beneficial ownership of any such shares, and declares that the listing in this Proxy Statement should not be construed as an admission that the principal is the beneficial owner of any such securities.

 (5) Includes 150 qualifying shares for each director.

 (6) Less than one percent (1%) of outstanding Bancorp Common Stock.

 (7) Includes 5,057 shares owned by Mr. Edinger's wife.

 (8) Mr. Heintzman was appointed President of Bancorp and the Bank in January, 1993. He was appointed Treasurer and Chief Financial Officer of Bancorp in April, 1989 and Secretary in February, 1990. Prior thereto, he was Assistant Treasurer of Bancorp and Executive Vice President of the Bank. See Note (15) below.

 (9) Includes 3,310 shares subject to currently exercisable stock options issued under Bancorp's Stock Option plans, 728 shares owned by Mr. Heintzman's wife, 1,001 shares jointly owned by Mr. Heintzman and his wife, 431 shares held by Mr. Heintzman as custodian for his minor daughter, and 912 shares held in Mr. Heintzman's ESOP account at December 31, 1995.

(10) Mr. Tasman was elected as a director of Bancorp and the Bank at the meetings of the respective Boards of Directors held on January 10, 1995. Mr. Tasman was re-elected to the Board at the April, 1995 Annual Meeting.

(11) Includes 23,000 shares owned by Mr. Tasman's parents for which Mr. Tasman shares voting control but from which he derives no economic benefit. Includes 68 shares held jointly by Mr. Tasman and his wife, 556 shares held as custodian for his minor son, and 5,568 shares owned by Mr. Tasman's wife.

(12) Ms. Thompson was elected as a director of Bancorp and the Bank at the meetings of the respective Boards of Directors held in January, 1994. Ms. Thompson was re-elected to the Board at the April, 1994 Annual Meeting.

(13) Ms. Thompson joined the Bank in June, 1992 as Senior Vice President and Manager of the Trust Division. Prior thereto, she was a Vice President of PNC Kentucky's Trust Division.

(14) Includes 1,440 shares subject to currently exercisable stock options issued under Bancorp's Stock Option Plans and 97 shares held in Ms. Thompson's ESOP account at December 31, 1995.

(15) Mr. Trompeter is the father-in-law of Mr. David P. Heintzman. No other family relationship exists among the directors and executive officers of Bancorp or the Bank.

(16) Includes 6,714 shares owned by Mr. Trompeter's wife.

(17) Includes 15,275 shares jointly owned by Mr. Crowner and his wife and 67 shares owned by Mr. Crowner's wife.

(18) Prior to his retirement in January, 1993, Mr. Kaufman was Chairman and Chief Executive Officer of Bancorp and the Bank.

(19) Includes 10,890 shares subject to currently exercisable stock options issued under Bancorp's Stock Option Plan, 12,965 shares owned by Mr. Kaufman's wife, and 39 shares jointly owned by Mr. Kaufman and his wife.

(20) Includes 563 shares jointly owned by Mr. Keller and his wife.

(21) Includes 2,334 shares jointly owned by Mr. Madison and his wife, 194 shares owned by Mr. Madison's wife, and 3,423 shares held by Mrs. Madison as custodian for their minor children.

(22) Mr. Brooks was appointed Chairman and Chief Executive Officer of Bancorp and the bank in January, 1993. Prior thereto he was President of Bancorp and the bank.

(23) Includes 5,488 shares subject to currently exercisable stock options issued under Bancorp's Stock Option Plans, 600 shares jointly owned by Mr. Brooks and his wife, 655 shares held by Mr. Brooks as custodian for his son, 508 shares owned by Mr. Brooks' wife, and 1,509 shares held in Mr. Brooks' ESOP account at December 31, 1995.

(24) The company was registered as an investment company under the Investment Company Act of 1940.

(25) Includes 9,808 shares held by Mr. Fischer as trustee under an irrevocable trust established by his father.

(26) Dr. Gall was elected as a director of Bancorp and the Bank at the meetings of the respective Boards of Directors held on January 11, 1994. Dr. Gall was re-elected to the Board at the April, 1994 Annual Meeting.

(27) Includes 11,571 shares owned by Mr. Meyer's wife.

Messrs. David H. Brooks and David P. Heintzman and Ms. Thompson are Bancorp's three executive officers and the above tabulation also includes other information with respect to them. Bancorp's executive officers serve at the pleasure of Bancorp's Board of Directors and there are no arrangements or understandings regarding their selection or appointment as officers of Bancorp.



                         MEETINGS AND COMMITTEES OF THE BOARD
BOARD MEETINGS

    During 1995, the Board of Directors of Bancorp held a total of nine regularly scheduled and special meetings.

    All directors of Bancorp are also directors of the Bank. During 1995, the Bank's Board of Directors held a total of thirteen regularly scheduled and special meetings.

    All incumbent directors except Dr. Gall attended at least 75% of the aggregate number of meetings of the Board and the committees of which they were members.

COMMITTEES OF BANCORP

    Bancorp has a standing Audit Committee, but it has no standing nominating or compensation committee of the Board of Directors or committees performing similar functions. See "MEETINGS AND COMMITTEES OF THE BOARD-Committees of the Bank" for a discussion of Bank's Compensation Committee and its functions.

    Bancorp's Board of Directors considers matters relating to the selection and nomination of directors, but there is no standing nominating committee of the Board of Directors. There are no formal procedures whereby a security holder may recommend nominees to the Board of Directors.

    AUDIT COMMITTEE. The Audit Committee consists of four members of Bancorp's Board of Directors: Jack M. Crowner, Carl T. Fischer, Jr., Bruce P. Madison, and Henry A. Meyer. The committee held four meetings in 1995. The committee reviews with Bancorp's independent auditors the general audit plan and results of the audit engagement, other services performed by the auditors, and the audit fees. Review of internal audit plans and reports and internal accounting controls are part of the function of the committee.

COMMITTEES OF THE BANK

    The Bank has a standing Compensation Committee, but it has no standing audit or nominating committees or committees performing similar functions.

    COMPENSATION COMMITTEE. The Compensation Committee consists of three members of the Bank's and Bancorp's Board of Directors. The committee considers matters relating to the salary and other compensation of officers of the Bank and Bancorp. The members of the committee are James E. Carrico, Jack M. Crowner, and Henry A. Meyer. The committee meets at least annually and held one meeting in 1995.

             REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    It is the philosophy of the Compensation Committee to ensure the compensation of Bancorp's executive officers is adequate to attract and retain talented individuals with proven abilities to lead Bancorp and the Bank so growth and profitability are realized while maintaining stability and capital strength.

    Corporate profitability and shareholder value are important performance measurements; however, executive officer base compensation is not directly related to either. Compensation levels are determined by a number of factors including comparisons with companies of similar size and complexity. While executive base compensation is not quantitatively related to Bancorp's or the Bank's financial performance, there is a qualitative relationship between performance and executive officer compensation. The salary increases noted in the SUMMARY COMPENSATION TABLE under the heading "COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS," were made in light of Bancorp's and the Bank's market and earnings growth and other favorable factors. Salaries are based on individual performance contributions within a competitive salary range for each position. Pay levels are competitive within a range the Committee considers to be reasonable and necessary.

    The salary of the Chief Executive Officer is determined substantially as described above with additional considerations. A range of salaries is determined by gathering information regarding salaries at similarly sized banks and other businesses. This information is obtained from industry publications such as Sheshunoff, from published compensation studies of both banks and other businesses, and from area business publications such as BUSINESS FIRST, a weekly business newspaper of the Louisville metropolitan area. The Compensation Committee considers the Chief Executive Officer's leadership skills and managerial results. Among these considerations are consolidated financial performance and condition, growth of the bank, regulators' conclusions, community involvement and the CEO's ability to choose and lead his management team. Both subjective and objective as well as quantitative and qualitative measures are used. The Compensation Committee reaches a conclusion as to an appropriate salary and presents it to the Board of Directors for discussion and approval. While peer group comparisons of salaries include companies which are also included in the indices used for the shareholder return performance graph on page 17, there is no direct correlation between the companies used in CEO compensation and companies included in that graph.

    Beginning in 1993, the Board of Directors of the Bank approved an officer incentive compensation plan. The objectives of this performance based plan include helping to attract, retain and reward employees. Obtaining and retaining talented officers helps ensure Bancorp's profitability and financial strength. The annual determination as to whether any incentive will be paid is based upon the achievement of certain set goals for earnings growth, return on average assets and return on average equity. All officers are eligible for incentive pay. The incentive pool is distributed to officers based upon responsibility levels and an evaluation of individual performance. For 1995, the Compensation Committee changed the executive officers' compensation arrangements to be more heavily weighted toward incentives than base salaries. The committee felt in a time of significant expansion there was potential for strong earnings growth as long as the process was managed with adequate focus on cost control to prevent deterioration of earnings. Therefore, the committee established a tiered incentive program based upon the achievement of net earnings goals. Executive officers' base salaries were increased only nominally
for 1995.   Amounts in 1995 under this plan for individuals listed in the
SUMMARY COMPENSATION TABLE are shown in the column entitled "Bonus".

    The Committee also believes by providing those persons who have responsibility for the management and growth of Bancorp and the Bank with an opportunity to increase their ownership of Bancorp Common Stock, the best interests of shareholders and officers will be similarly aligned. Executive officers are granted options, from time to time, giving them the right to purchase Bancorp Common Stock at a specified price in the future. The number of stock options granted is based upon individual performance contributions and comparative practices. See the discussion under "COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS-Stock Incentive Plan" page 13. All options for shares available for issuance under the 1984 Stock Option Plan have been granted. The 1995 Stock Incentive Plan was approved by shareholders at the 1995 Annual Meeting.

    In summary, the Committee believes the total compensation program for Bancorp's executive officers is competitive with programs offered by similar institutions, and executive compensation is appropriate to further the goals and objectives of Bancorp and the Bank.

                                COMPENSATION COMMITTEE
                                   James E. Carrico
                                   Jack M. Crowner
                                    Henry A. Meyer


                   COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

     The following table shows the compensation paid by the Bank for the year ended December 31, 1995, for services in all capacities to executive officers of Bancorp whose total annual compensation exceeded $100,000 for the year then ended.

                              SUMMARY COMPENSATION TABLE


                                                            LONG TERM
                                                              COMPEN-
                                   ANNUAL COMPENSATION        SATION
                             ------------------------------ ----------
                                                   OTHER    SECURITIES
NAME AND                                           ANNUAL      UNDER-   ALL OTHER
PRINCIPAL                                          COMPEN-     LYING    COMPEN-
POSITION               YEAR   SALARY   BONUS(1)   SATION(2)   OPTIONS   SATION(3)
---------              ----   ------   --------   ---------   -------   ---------
David H. Brooks        1995  $175,000   $85,000         -      6,800    $37,333
Chairman and Chief     1994   170,000    27,860         -      2,490     32,080
Executive Officer      1993   150,000    20,033         -        -       31,683

David P. Heintzman     1995   130,000    65,000         -      6,800     34,666
President              1994   125,000    20,860         -      2,490     31,997
                       1993   105,000    14,749         -        -       27,979

Kathy C. Thompson      1995    94,000    12,000         -      5,000     26,284
Executive Vice         1994    90,000     6,800         -      2,200     24,876
President and          1993    87,000     5,080         -        -        9,097
Secretary

     Notes:

     (1) Officer incentive compensation plan is described in "REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION," page 10.

     (2) The aggregate amount of all perquisites and other personal benefits received by the individuals listed in the above table did not exceed 10 percent of the total annual salary reported for the respective executive officer.

(3) Includes director compensation (See "COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS-Director Compensation") and contributions by the Bank to the Bank's defined contribution plans (money purchase, deferred income (401(k)) profit sharing and employee stock ownership plans). For Mr. Brooks, these amounts are $7,800; $15,655; $7,000; and $3,353, respectively. For Mr.
    Heintzman, these amounts are $7,800; $14,379; $6,900 and $3,129, respectively. For Ms. Thompson, these amounts are $7,800; $8,508; $5,640 and $2,101, respectively. Also includes for Mr. Brooks, Mr. Heintzman and Ms. Thompson, respectively, $3,525, $2,455 and $2,235 representing various payments, primarily life insurance policy premiums. The officer's families are the beneficiaries of these policies.

STOCK INCENTIVE PLAN

Bancorp has a stock option plan under which options have been granted only to officers and other key employees of the Bank and any of its subsidiaries. The Bank currently has no subsidiary. Key employees are those persons who, in the judgement of the Compensation Committee, are mainly responsible for the success of the Bank. Options granted in 1995 totaled 54,600. These options were granted at the fair market value of Bancorp's Common Stock at the time of the grant.

     The following tables show, as to the individuals included in the SUMMARY COMPENSATION TABLE, information as to options granted in 1995, aggregate options
exercised in 1995 and December 31, 1995 year end option values.   Bancorp has
not granted stock appreciation rights under these plans.

OPTIONS GRANTED IN LAST FISCAL YEAR

     The following table summarizes options granted during fiscal 1995 to the executive officers named in the Summary Compensation Table, and the value of the options held by such persons at the end of 1995.





                                                                       Potential Realizable
                                                                       Value at Assumed Annual
                        Number of   % of                               Rates of Stock Price
                        Securities  Total                              Appreciation for
                        Underlying  Options    Exercise                Option Term (2)
                        Options     Granted    Price       Expiration  ------------------------
Name                    Granted     in 1995    Per Share   Date              5%         10%
----                    -------     -------    ---------   ----        ------------------------
David H. Brooks           6,800(1)  12.45%     $29.00      1/10/2005   $   124,018  $   314,289

David P. Heintzman        6,800(1)  12.45%      29.00      1/10/2005       124,018      314,289

Kathy C. Thompson         5,000(1)   9.16%      29.00      1/10/2005        91,190      231,095
                      ---------      ------     -----      ---------     ---------  -----------
                      ---------      ------     -----      ---------     ---------  -----------
All Shareholders      1,620,311      n/a         n/a           n/a      $29,551,232  $74,889,154
                      ---------      ------     -----      ----------   -----------  -----------
                      ---------      ------     -----      ----------   -----------  -----------




(1) These options were granted in January, 1995 and become exercisable as follows:

               20%  January, 1996
               40%  January, 1997
               60%  January, 1998
               80%  January, 1999
              100%  January, 2000

(2) All shareholders are shown for comparison purposes only. The potential realizable value to all shareholders is the aggregate net gain for all shareholders, assuming a hypothetical ten-year option granted at $29.00 per share in January, 1995, if the price of Bancorp Stock increases at the assumed annual rates shown in the table. There can be no assurance that Bancorp's Stock will perform at the assumed annual rates shown in the table. Bancorp neither makes or endorses any prediction as to future stock performance. The potential realizable value of stock price appreciation for the option term for all executive officers of Bancorp at 5% is $339,226 and at 10% is $859,673, which represents 1.1 % of the total potential realizable value for all shareholders at 5% and 10%.

AGGREGATED OPTIONS EXERCISED IN 1995 AND 1995 YEAR END OPTION VALUES


                                           NUMBER OF
                                           SECURITIES           VALUE OF
                                           UNDERLYING          UNEXERCISED
                                          UNEXERCISED         IN THE MONEY
           SHARES ACQUIRED    VALUE        OPTIONS AT          OPTIONS AT
NAME         ON EXERCISE      REALIZED   DEC. 31, 1995       DEC. 31,1995
----       ---------------    --------   -------------       ------------
David H. Brooks     3,920    $ 70,110         12,920(1)        $ 264,138(4)
David P. Heintzman    200       6,014         12,720(2)          225,291(5)
Kathy C. Thompson      -           -           7,200(3)           98,200(6)


(1) 5,488 options are currently exercisable. 7,432 options are subject to vesting schedule of 20% per year beginning one year from date of issue.

(2) 5,288 options are currently exercisable. 7,432 options are subject to vesting schedule of 20% per year beginning one year from date of issue.

(3) 1,440 options are currently exercisable. 5,760 options are subject to vesting schedule of 20% per year beginning one year from date of issue.

(4) Of this total $163,699 relates to options which are currently exercisable, and $100,438 relates to options which vest as described at (1) above.

(5) Of this total $124,852 relates to options which are currently exercisable, and $100,438 relates to options which vest as described at (2) above.

(6) Of this total $19,640 relates to options which are currently exercisable, and $78,560 relates to options which vest as described at (3) above.

SENIOR OFFICER SECURITY PLAN

The Bank has established a Senior Officer Security Plan (the "Security Plan") for a select group of management and highly compensated officers who contribute materially to the continued growth, development and future business success of the Bank. Life insurance owned and paid for by the Bank has been purchased on each covered officer. The Security Plan is designed so that if the assumptions made as to mortality experience, policy dividends and other factors are realized, the Bank will recover both the cost of benefits and after tax costs of the plan. The amount of benefits to be received under the Security Plan was determined by projecting each participant's current salary amount to that at his/her retirement date. His/her expected social security benefits and expected benefits under the defined contribution plans were also estimated. The Security Plan supplemental retirement benefit amount was determined to be the amount necessary to bring total retirement payments to an approximate 75% of his/her projected salary at retirement age.

Under the Security Plan, the following individuals listed in the SUMMARY COMPENSATION TABLE at page 12 will receive the following annual supplemental retirement benefits at their normal retirement age of 65:

     David H  Brooks, $84,000 each year for 15 years
     David P. Heintzman, $136,500 each year for 15 years
     Kathy C. Thompson, $82,000 each year for 15 years

In addition, there are pre-retirement death and disability benefits provided for in the Security Plan.

SENIOR EXECUTIVE SEVERANCE AGREEMENT

The bank has established a Senior Executive Severance Agreement (the "Severance Agreement") for the Executive Officers of the Bank. Bancorp and the Bank have concluded it to be in the best interests of Bancorp, its Shareholders and the Bank to take reasonable steps to help assure key executives of the Bank that they will be treated fairly in the event of a tender offer or takeover bid, or an actual change of control. It is important, should Bancorp receive take over or acquisition proposals from third parties, that Bancorp be able to call upon the key executives of the Bank for their advice and assessment of whether such proposals are in the best interests of shareholders, free of the influences of their personal employment situations. This severance agreement was not entered into because of any belief by management that a change in control of Bancorp was imminent.

     The Severance Agreement provides that, in the event (1) an executive is forced to resign following a change in control of Bancorp or (2) an executive voluntarily terminates employment with the Bank for up to three years following a change in control. The Bank will pay the executive a severance payment equal to 299 percent of the executive's annual salary. Should voluntary termination occur between 24 and 36 months following the change in control, the executive will receive only 2/3 of the severance payment. Furthermore, if the executive is 58 years old or more at the date of the severance payment, the amount of the payment is reduced. As the executive approaches retirement age of 65 years, the severance payment decreases proportionately to zero at age 65. The severance agreement also provides that the Bank pay legal fees and expenses incurred in contesting any termination or enforcing the severance agreement.

     In the event of receipt of severance payments by an executive officer, the executive officer, for a period of eighteen months will not solicit customers of the Bank, divert from the Bank any customer of the Bank or solicit for employment any employee of the Bank.

DIRECTOR COMPENSATION

    Directors of Bancorp receive no compensation for attendance at regular or special meetings of the board if the meetings are held immediately before or after a regular or special meeting of the Board of Directors of the Bank. However, Bancorp's directors are paid $600 for each meeting of Bancorp's Board of Directors attended if the meeting is NOT held immediately before or after a meeting of the Board of Directors of the Bank. Bancorp's directors, who are also directors of the Bank, are paid an annual retainer for of $1,200, and an additional $600 for each Bank board meeting attended.

    Non-employee directors of Bancorp and the Bank who are members of the various committees of the respective Boards of Directors are also paid the following fees: $200 per meeting attended of Bancorp's Audit Committee and the Bank's Compensation, Loan and Trust Committees.

    Beginning in 1996, non-employee directors receive options to purchase 1,000 shares of Bancorp common stock. These options are granted at the fair market value of Bancorp stock at the time of the grant.

SHAREHOLDER RETURN PERFORMANCE GRAPH

     The following performance graph compares the performance of Bancorp Common Stock to the NASDAQ U.S. index and to the NASDAQ Banking index for Bancorp's last five fiscal years. The NASDAQ U.S. index was introduced in this year's performance graph. Management feels that the U.S. index is a more reasonable broad index with which to compare Bancorp than the NASDAQ Composite index which includes foreign stocks. While the U.S. index will be used on an ongoing basis, the Composite index was also included this year to compare Bancorp's return with both the newly introduced and prior year's broad indices. The graph assumes the value of the investment in Bancorp Common Stock and in each index was $100 at December 31, 1990, and that all dividends were reinvested.

















                       1990     1991    1992    1993    1994    1995
                       ----     ----    ----    ----    ----    ----
S.Y. Bancorp, Inc.     100.00    83.02  113.41  156.81  197.12  283.42
NASDAQ U.S. Index      100.00   160.45  186.58  212.92  209.41  295.91
NASDAQ Banking Index   100.00   164.09  238.56  265.65  268.59  400.15


                       TRANSACTIONS WITH MANAGEMENT AND OTHERS

     The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with certain directors and officers of Bancorp and the Bank and their associates, as well as with corporations or organizations with which they are connected as directors, officers, shareholders or partners, on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons. In the opinion of management of Bancorp and the Bank, such transactions do not involve more than the normal risk of collectibility or present other unfavorable features.

     At December 31, 1995, loans to directors and officers of Bancorp and the Bank and their associates totalled $1,610,000, equaling 5.8% of the Bancorp's consolidated stockholders' equity.

     During 1995, Bancorp and the Bank purchased property damage and other insurance through ReagerHarris, Inc., a general insurance agency, for which net premiums aggregating $194,623 were paid to ReagerHarris, Inc. Net commissions earned by ReagerHarris, Inc., on account of such insurance totaled $17,540 in 1995. Mr. James E. Carrico, a director of Bancorp and the Bank, is a shareholder, director and President of ReagerHarris, Inc.


                  ITEM 2.  APPROVAL OF THE INDEMNIFICATION PROPOSAL

INTRODUCTION

    The Board of Directors has unanimously adopted resolutions approving a proposed form of indemnification agreement (the "Indemnification Agreement") to be entered into between Bancorp and each of its present and future directors. The Board has directed the form of Indemnification Agreement be submitted to shareholders for their consideration and a vote at the Annual Meeting.

    The form of the Indemnification Agreement is attached as Exhibit A hereto. The following summary of the Indemnification Agreement is qualified in its entirety by reference to the full text thereof appearing in such Exhibit. THE BOARD OF DIRECTORS BELIEVES THE INDEMNIFICATION AGREEMENT IS IN THE BEST INTERESTS OF BANCORP AND ITS SHAREHOLDERS AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL DESCRIBED IN ITEM 2.

BACKGROUND AND REASONS FOR THE INDEMNIFICATION PROPOSAL

    In performing their duties, directors of a Kentucky corporation are obligated as fiduciaries to exercise their business judgment and act in what they reasonably determine in good faith, after appropriate consideration, to be in the best interests of the corporation and its shareholders. Decisions made on that basis are protected by the so-called "business judgment rule" and should not be second-guessed by a court in the event of a lawsuit challenging such decisions.

Although the business judgment rule is designed to protect directors from personal liability to the corporation or its shareholders when their business decisions are subsequently challenged, due to the expense of defending lawsuits, the frequency with which unwarranted litigation is brought against directors and the inevitable uncertainties with respect to the application of the business judgment rule to particular facts and circumstances, as a practical matter, directors and officers of a corporation rely on indemnity from the corporation they serve as a financial backstop in the event of such expenses or unforeseen liability. Indemnity provisions are often a condition of an individual's willingness to serve as a director of a corporation. The Kentucky Business Corporation Act (the "Act") has for some time specifically permitted corporations to provide indemnity for their directors and officers, and Bancorp's Bylaws provide for indemnification of officers and directors to the fullest extent permitted under Kentucky law.

    Recent changes in the market for directors and officers liability insurance, which generally protects directors against the expenses and potential liability of such litigation, have resulted in the unavailability for directors and officers of many corporations of any meaningful liability insurance coverage. Limitations on the scope of insurance coverage, along with high deductibles and low limits of liability, have undermined meaningful directors and officers liability insurance coverage. Without the protection afforded by insurance, directors must increasingly rely on alternative arrangements provided by the corporations they serve. Although Bancorp has to date been able to obtain insurance coverage for directors and officers on a basis which it believes adequate, no assurance can be given that such insurance will continue to be available on terms which Bancorp finds acceptable. The proposed form of Indemnification Agreement is intended to assure that Bancorp's directors and officers do not lose the protection they have had in the past if insurance coverage should decrease or become unavailable.

    Bancorp's Board of Directors believes Bancorp should take every possible step to ensure Bancorp will continue to be able to attract and retain the best possible directors. Public corporations have experienced resignations or threatened resignations from directors who are unwilling to risk personal financial loss if the corporation is unable to provide adequate protection in the form of insurance or indemnification. Although Bancorp has not directly experienced this problem, Bancorp's Board of Directors believes the proposed Indemnification Agreement will help ensure the ability to attract and retain directors.

    The Indemnification Agreement is not being made in response to any specific resignation, threat of resignation or refusal to serve by any director or potential director. Rather, the primary purpose of the proposal and the reason it is being recommended to shareholders is to ensure that Bancorp will continue to be able to attract individuals of the highest quality and ability to serve as its directors. As to any director, the Indemnification Agreement would apply retroactively to any litigation or other proceedings commenced prior to the date of shareholder approval thereof, or to any litigation or proceedings arising out of acts or omissions occurring prior to such date. There is no pending or concluded litigation involving any of Bancorp's directors, or any such threatened litigation of which Bancorp is aware, which would be affected by the approval of the Indemnification Agreement.

INDEMNIFICATION AGREEMENTS

    The proposed form of Indemnification Agreement will give directors a specific contractual right to indemnification by Bancorp. Although the directors of Bancorp presently have certain rights to indemnification under Bancorp's Bylaws and have protection from certain liabilities under the terms of the directors and officers liability insurance policy maintained by Bancorp, the Board of Directors believes the additional assurance provided by the broader contractual rights contained in the Indemnification Agreements will enable Bancorp to attract and retain qualified directors in the future. If the form of Indemnification Agreement is approved by the shareholders, it is anticipated that Bancorp will enter into Indemnification Agreements substantially in the form of Exhibit A hereto with all present and future directors of Bancorp (including those directors who are also officers of Bancorp). The Board of Directors may modify the form of Indemnification Agreement from time to time for purposes of clarification, to reflect changes in law or to make other desired amendments without further shareholder action.

    Shareholders are being asked to approve the form of Indemnification Agreement since the members of the Board of Directors will be parties to the Indemnification Agreements and thus have a personal interest in their adoption. If the form of Indemnification Agreement is not approved by the shareholders, Bancorp will not enter into Indemnification Agreements with its directors. The Board of Directors has made no determination as to what action, if any, it may take with respect to indemnification in such event.

    The Indemnification Agreements would obligate Bancorp to indemnify directors for reasonable costs and expenses (including attorney's fees) and any liabilities paid or imposed in connection with any proceeding in which the director was a party or witness in his or her capacity as a director, officer, or employee of Bancorp, or any affiliate of Bancorp, or any employee benefit plan maintained by Bancorp. However, no indemnification would be provided under the Indemnification Agreements (a) if a court determines that indemnification is prohibited by law, (b) in connection with any transaction with respect to which a court determines that a director had a personal financial interest in conflict with that of Bancorp or its shareholders or that the director derived an improper personal benefit, (c) on account of acts or omissions which a court determines were not in good faith, involved intentional misconduct or were known to the director to be unlawful, (d) with respect to any liability to Bancorp to the extent a court determines that such liability arises under federal or state statute providing for liability by reason of the fact that the director held the position of director, (e) with regard to any claim for which payment is actually made under an insurance policy, or (f) if and to the extent that a majority of the Board of Directors or a committee thereof determines that the amount of expenses or liabilities for which indemnification is sought is unreasonable.
The obligation of Bancorp to indemnify directors under the Indemnification Agreements would continue so long as a claim could be asserted against the director.

    The Indemnification Agreements would require Bancorp to advance expenses incurred in connection with threatened or pending proceedings, subject to the obligation of the director to repay amounts advanced to the extent it is subsequently determined that he or she is not entitled to indemnification.

    Indemnification under the Indemnification Agreements would not be exclusive of any other rights a director may have to indemnification from Bancorp; however, the Indemnification Agreements contain a provision preventing a director from receiving payments from both Bancorp and a third party.

CERTAIN EFFECTS OF THE PROPOSAL

    If this proposal is approved, the Indemnification Agreements may obligate Bancorp to indemnify directors in situations in which Bancorp would currently be under no such obligation. Accordingly, if any such indemnification is made, the economic cost to Bancorp may be greater than would be the case if the proposal is not approved.

    Any limitation or elimination of the ability of Bancorp to indemnify directors that the Board of Directors or the shareholders may in the future desire to adopt may not be effective as to directors who are parties to Indemnification Agreements, since their rights to indemnification will be contractually assured. Further, shareholder approval of the form of Indemnification Agreement may be asserted as a defense or estoppel to any subsequent legal challenge to the validity of such Agreements.

    Although proposed Indemnification Agreements may improve Bancorp's ability to retain directors and officers liability insurance with satisfactory coverage and may reduce the cost of such insurance, the effect, if any, of adoption of this proposal on the availability, coverage or cost of such insurance cannot be determined at this time.

    Officers, employees and agents of Bancorp who will not be parties to Indemnification Agreements may continue to be indemnified to the extent determined by the Board of Directors in Bylaws adopted from time to time by the Board or as otherwise provided by the Articles of Incorporation.

VOTING REQUIREMENT

    Approval of the form of Indemnification Agreement requires the affirmative vote of a majority of the shares of Common Stock voting on the proposal.

    Unless otherwise directed by the shareholder giving a proxy, the shares covered by the proxy will be voted in favor of the approval of the form of Indemnification Agreement.

    The Board of Directors acknowledges that current and future directors would personally benefit from the approval of the foregoing amendment and the Indemnification Agreement and in this connection the Board of Directors may be considered to have a conflict of interest. However, for the reasons stated in the section captioned "Background and Reasons for the Indemnification Proposal," approval of the proposal is recommended by the Board of Directors.

    THE BOARD OF DIRECTORS BELIEVES THE INDEMNIFICATION PROPOSAL IS IN THE BEST INTERESTS OF BANCORP AND ITS SHAREHOLDERS AND RECOMMENDS THAT THE SHAREHOLDERS VOTE TO APPROVE THE PROPOSAL.

                   ITEM 3.  APPROVAL OF THE AMENDMENT OF
              THE ARTICLES OF INCORPORATION TO INCREASE THE
              NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

    The Board of Directors has recommended that Article VI of Bancorp's
Articles of Incorporation be amended to increase the number of authorized shares of Common Stock from 3,000,000 to 5,000,000 shares, subject to approval by shareholders at the Annual Meeting. The additional authorized shares will be available for stock dividends, splits, options and other general corporate purposes. When required for such purposes, such shares will be issued on such terms as the Board of Directors determines to be in the best interests of Bancorp without further action by the shareholders, unless such action is then required by applicable law or the rules of any stock exchange on which Bancorp's securities may be listed. Holders of Common Stock have no preemptive rights to subscribe to any shares of stock in Bancorp.

    The proposed increase in the authorized number of shares of Common Stock could be construed as having an anti-takeover effect, although the amendment to increase the authorized Common Stock was not proposed for that purpose. Under certain circumstances, such shares could be used to create impediments to or to frustrate persons seeking to effect a takeover or otherwise gain control of Bancorp. Such shares could, for example, be privately placed with purchasers who might side with the Board of Directors in opposing a hostile takeover bid. Alternatively, such shares could be used in connection with a shareholder rights plan. Bancorp has no such plan, however, nor any present intention of adopting one.

    Also, the amendment to increase the authorized Common Stock might be considered as having the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of Bancorp's Common Stock, to acquire control of Bancorp with a view to imposing a merger, sale of all or any part of Bancorp's assets or a similar transaction since the issuance of new shares could be used to dilute the stock ownership of any such person or entity. As indicated above, the Board of Directors does not have any present intent to issue any shares of Common Stock primarily for anti-takeover purposes.

    The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present or represented at the Annual Meeting and entitled to vote on the proposal is required for approval of the proposed amendment. All directors and officers of Bancorp are expected to vote in favor of the proposal.


THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSED INCREASE IN AUTHORIZED COMMON STOCK.

            INFORMATION CONCERNING INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG Peat Marwick has been engaged to audit the consolidated financial statements of Bancorp and the Bank for the past eight years. Management intends to recommend that KPMG Peat Marwick be engaged to perform the independent audit of Bancorp's consolidated financial statements for the year ending December 31, 1996, and it is anticipated that such recommendation will be followed by Bancorp's Board of Directors.

     Representatives of KPMG Peat Marwick will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.


                         SUBMISSION OF SHAREHOLDER PROPOSALS

     Any proposals by shareholders intended to be presented at Bancorp's 1997 Annual Meeting of shareholders must be received by Bancorp at its principal executive offices by November 27, 1996, to be included in Bancorp's Proxy Statement and form of proxy for the 1997 Annual Meeting. The Board of Directors will decide, subject to the rules of the Securities and Exchange Commission, whether such proposals are appropriate for inclusion in the proxy statement and form of proxy.

     In addition, Bancorp's Bylaws impose certain advance notice requirements on a shareholder nominating a director or submitting a proposal to an Annual Meeting. Such notice must be submitted to the secretary of Bancorp no earlier than 90, nor later than 60, days before an Annual Meeting, and must contain the information prescribed by the Bylaws, copies of which are available from the secretary. These requirements apply even if the shareholder does not desire to have his or her nomination or proposal included in Bancorp's proxy statement.

                                    OTHER MATTERS

     The officers and directors of Bancorp do not know of any matters to be presented for shareholder approval at the Annual Meeting other than those described in this Proxy Statement. If any other matters should come before the Annual Meeting, the Board of Directors intends that the persons named in the enclosed form of proxy, or their substitutes, will vote such proxy in accordance with their best judgment on such matters.



                                       BY ORDER OF THE BOARD OF DIRECTORS





                                       David H. Brooks
                                       Chairman and Chief Executive Officer
                                       S.Y. Bancorp, Inc.

Louisville, Kentucky
March   , 1996

                                      EXHIBIT A

                              INDEMNIFICATION AGREEMENT

This is an Indemnification Agreement dated as of ___________, 1995, among Stock Yards Bank & Trust Company (the "Bank"), S.Y. Bancorp, Inc. (the "Holding Company"), and ______________________ (the "Indemnitee").

                                       RECITALS

    The Indemnitee is ________________________________ of the Bank and
____________________of the Holding Company. In consideration of the Indemnitee's continuing services on the Bank's and the Holding Company's behalf, the Bank and the Holding Company desire to enter into this Agreement.

                                  * * * * * *

    1. INDEMNITEE'S SERVICES. The Indemnitee shall administer diligently the affairs of the Bank and the Holding Company as a director, officer or employee of the Bank and the Holding Company (as appropriate) and shall not knowingly violate or permit the violation of any provision of the Articles of Incorporation, Charter or Bylaws of the Bank or the Holding Company or of any other applicable law, regulation, resolution or order.

    2. INDEMNIFICATION BY THE BANK AND THE HOLDING COMPANY. The Bank shall indemnify the Indemnitee and hold the Indemnitee harmless against any loss or liability related to or arising from the Indemnitee's service as a director, officer or employee of the Bank. The Holding Company shall indemnify the Indemnitee and hold the Indemnitee harmless against any loss or liability related to or arising from the Indemnitee's services as a director, officer or employee of the Bank and the Holding Company. Each of the Holding Company and the Bank shall hereafter be described as an "Indemnitor," but only to the extent that the particular entity is responsible as described above in this paragraph. If both entities are responsible, then they shall be jointly and severally liable to the Indemnitee.

    The indemnification provided for hereby shall be upon the following terms and conditions:

         (a) The Indemnitors shall, to the fullest extent permitted by the rules and regulations of the Federal Deposit Insurance Corporation (the "FDIC") and by other applicable laws, hold the Indemnitee harmless and indemnify the Indemnitee against all judgments rendered, fines levied and other assessments (including amounts paid in settlement of any claims, if approved by an Indemnitor), plus all reasonable costs and expenses incurred in connection with the defense of an actual or threatened claim or claims (including attorneys' fees), whether civil, criminal, administrative, investigative or other (including any appeal relating thereto), and whether made or brought by or in the right of an Indemnitor or otherwise, related to or arising from (1) any actual or alleged act or omission of the Indemnitee at any time as a director, officer or employee of an Indemnitor, or (2) the Indemnitee's past, present, or future status as a director, officer or employee of an Indemnitor.

         (b) Upon presentation from time to time of such invoices, statements for services rendered, or other similar documentation as an Indemnitor may reasonably request, the Indemnitors shall reimburse the Indemnitee for all reasonable costs and expenses incurred in the defense of an actual or threatened claim or claims as and when such costs are incurred.

         (c) An Indemnitor shall have no obligation to indemnify the Indemnitee with respect to any act or omission adjudged by a court of competent jurisdiction to have been related to or arisen from the Indemnitee's bad faith, wanton or willful misconduct, reckless disregard for the best interests of the Indemnitor and its shareholders or knowing violation of law.

         (d) The Indemnification provided by this Agreement shall apply only to (1) actual or alleged acts or omissions that occur during the Indemnitee's service as a director, officer or employee of an Indemnitor, and (2) actual or threatened claims or actions in which the Indemnitee is joined or named as a party, but which relate to or arise from alleged acts or omissions that occurred before the Indemnitee's service as a director, officer or employee or to acts or omissions alleged against any former directors, officers or employees.

         (e) Nothing in this Agreement shall be deemed or construed to create any liability of the Indemnitors (1) to former directors, officers, employees, or their predecessors, or to any other person not a party to this Agreement, or
(2) exceeding the liability that the Indemnitors may lawfully incur in accordance with applicable laws, rules and regulations.

    3.  CONDUCT OF LITIGATION.

         (a) If any claim or action is made or brought against the Indemnitee for which the Indemnitee may be indemnified under this Agreement, the Indemnitee shall, to the extent not inconsistent with any private insurance coverage obtained by an Indemnitor:

              (1) Permit an Indemnitor to conduct the Indemnitee's defense of the claim or action at the Indemnitor's expense and with the use of counsel selected by the Indemnitor; or

              (2) Retain counsel acceptable to the Indemnitee and the Indemnitor to defend the claim or action, and permit the Indemnitor to monitor and direct the Indemnitee's defense.

         (b) An Indemnitor shall at all times have the option to undertake the Indemnitee's defense of any claim or action for which the Indemnitee may be indemnified under this Agreement. If an Indemnitor elects to conduct the Indemnitee's defense, the Indemnitee shall cooperate fully with the Indemnitor in the defense of the claim or action. If the Indemnitor elects to conduct the Indemnitee's defense after the Indemnitee proceeds under Paragraph 3(a) (2), the Indemnitor shall reimburse the Indemnitee for the reasonable costs, including attorneys' fees, incurred by the Indemnitee in enabling the Indemnitor to undertake the Indemnitee's defense.

    4. COOPERATION IN DEFENSE AND SETTLEMENT. The Indemnitee shall not make any admission or effect any settlement or compromise of any claim without the Indemnitors' prior written consent unless the Indemnitee shall have determined to undertake his or her own defense in such matter and has waived the benefits of this Agreement. The Indemnitors shall not settle or compromise any proceeding to which the Indemnitee is a party in any manner which would impose any liability, loss, damage, expense, penalty or restriction on the Indemnitee without his or her prior written consent; PROVIDED HOWEVER, that if the Indemnitee withholds his or her consent to any monetary settlement for which the Indemnitee is to be completely indemnified hereunder, the Indemnitee shall thereafter undertake, at his or her own expense, the defense of such matter and the Indemnitors shall have no continuing obligation to the Indemnitee under this Agreement with regard to such matter. Neither the Indemnitee nor the Indemnitors shall unreasonably withhold consent to any proposed settlement. The Indemnitee and the Indemnitors shall cooperate to the extent reasonably possible with each other and with the Indemnitors' insurers in connection with the defense or settlement of such proceeding.

    5. REIMBURSEMENT OF EXPENSES. If an Indemnitor makes any payment to the Indemnitee under this Agreement, and if as a result of litigation or otherwise it is determined that the Indemnitee was not entitled to indemnification in the circumstances, the Indemnitee shall promptly reimburse the Indemnitor for all payments made to the Indemnitee under this Agreement.

    6. ADVANCEMENT OF EXPENSES. Costs and expenses (including attorneys' fees) incurred by the Indemnitee in defending or investigating any actual or threatened action, suit, proceeding or investigation shall be paid by the Indemnitors in advance of the final disposition of such matter, provided that such advancement of expenses complies with all applicable laws, rules and regulations. Before an Indemnitor advances payment of expenses under this
Section 5, the Indemnitee shall agree in writing that the Indemnitor shall be repaid such advanced amounts if the Indemnitee is later determined not to be entitled to such indemnification. The advances to be made hereunder shall be paid by the Indemnitor to the Indemnitee within twenty (20) days following delivery of a written request therefore by the Indemnitee to the Indemnitor.

    Notwithstanding the foregoing or any other provision of this Agreement, no advance shall be made by an Indemnitor if:

         (a) a determination is reasonably and promptly made by the Indemnitor's Board of Directors (as appropriate), by a majority vote of a quorum of disinterested directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs) by independent legal counsel, that, based upon the facts known to such Board or counsel at the time such determination is made, the Indemnitee acted in bad faith or deliberately breached the Indemnitee's duty to the Indemnitor or its shareholders, and as a result of such actions by the Indemnitee, it is more likely than not that it will ultimately be determined that the Indemnitee is not entitled to indemnification under the terms of this Agreement; or

         (b) the Indemnitee is the subject of an FDIC or other federal or state regulatory investigation or enforcement proceeding and the advancement is for expenses arising out of such investigation or enforcement proceeding.

    7. SUBROGATION. In the event of payment under this Indemnification Agreement, the Indemnitors shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Indemnitors effectively to bring suit to enforce such rights.

    8. EXCLUSIONS. An Indemnitor shall not be liable under this Agreement to make any payment in connection with any claim made against the Indemnitee:

         (a) for which payment is actually made to the Indemnitee under a valid and collectible insurance policy or by the other Indemnitor, except in respect of any excess beyond the amount of payment under such insurance or by such other Indemnitor;

         (b) for which the Indemnitee is indemnified by an Indemnitor otherwise than pursuant to this Agreement;

         (c)  if it is proved by final judgment in a court of law    or other
adjudication to have been based upon or attributable to the Indemnitee gaining in fact any personal profit or advantage to which the Indemnitee was not legally entitled;

         d) for an accounting of profits made from the purchase or sale by the Indemnitee of securities of an Indemnitor within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law or common law;

         (e) brought about or contributed to by the dishonesty of the Indemnitee seeking payment hereunder; however notwithstanding the foregoing, the Indemnitee shall be protected under this Agreement as to any claims upon which suit may be brought against the Indemnitee by reason of any alleged dishonesty of the Indemnitee, unless a judgment or other final adjudication thereof adverse to the Indemnitee shall establish that the Indemnitee committed (i) acts of active and deliberate dishonesty (ii) with actual dishonest purpose and intent and which acts were material to the cause of action so adjudicated;

         (f) to the extent and only to the extent that a majority of the Board of Directors of the Indemnitor or a duly designated committee thereof, in either case consisting entirely of directors who are not at the time parties to the claim against the Indemnitee, determines that the amount of expenses or liabilities for which the indemnification is sought is unreasonable; or

         (g) if a proper court holds that payment is prohibited by applicable law or is against public policy.

    9. PARTIAL INDEMNITY. If the Indemnitee is entitled under any provision of this Indemnification Agreement to indemnification by an Indemnitor for a portion of any costs, charges, or expenses, but not, however to indemnification for all of the total amount thereof, the Indemnitor shall nevertheless indemnify the Indemnitee for the portion of such costs, charges, or expenses to which the Indemnitee is entitled.

    10. FDIC NOTIFICATION. No indemnification shall be made under Section 2 hereof by the Bank unless the Bank gives the FDIC at least 60 days' notice of its intention to make such indemnification. Such notice shall state the facts on which the action arose, the terms of any settlement, any disposition thereof, and a certified copy of the resolution of the Bank's Board of Directors authorizing the indemnification. No such indemnification shall be made if the FDIC advises the Bank in writing, within such period, of its objection thereto.

    11. ARBITRATION. The Indemnitee may request a third party arbitrator, mutually satisfactory to the Indemnitors and the Indemnitee, to settle any disputes with respect to payments to the Indemnitee under this Agreement. Upon such a request, the Indemnitors shall employ the agreed upon arbitrator and pay his or her expenses.

    12. ENFORCEMENT OF AGREEMENT. If the Indemnitee makes a claim for indemnification under this Agreement and an Indemnitor refuses to indemnify the Indemnitee, and if the Indemnitee then prevails in an action or proceeding brought to enforce this Agreement, the Indemnitor shall pay all reasonable costs and expenses (including attorneys' fees) incurred by the Indemnitee in connection with the action or proceeding in addition to any other indemnification required under this Agreement. In any action brought by the Indemnitee to enforce this Agreement the burden of proof shall be on the Indemnitor to establish that the Indemnitee is not entitled to the relief sought under this agreement.

    13. NOTICE OF CLAIMS. If the Indemnitee receives a complaint, claim, or other notice of any loss, claim, damage or liability giving rise to a claim for indemnification under this Agreement, the Indemnitee shall promptly (but in no event more than 20 days following receipt thereof by the Indemnitee) notify the Indemnitors of the complaint, claim or other notice. Any failure to notify the Indemnitors, however, shall not relieve the Indemnitors from any liability under this Agreement unless the Indemnitors are materially prejudiced by the failure and had no actual knowledge of the complaint, claim or other notice.

    14.  TERMINATION.

         (a) This Agreement shall terminate (1) upon termination of the Indemnitee's service as a director, officer or employee of an Indemnitor, or (2) upon an Indemnitor's written notice to the Indemnitee that, in the reasonable opinion of the Indemnitor, the Indemnitee has not complied with Paragraph 3 of this Agreement. The Indemnitor shall not issue any such notice merely because it disagrees with a business judgment or judgments of the Indemnitee.

         (b)  The termination of this Agreement shall not:

              (1)  Terminate the Indemnitors' liability to the Indemnitee for
(A) claims or actions against the Indemnitee related to or arising from acts or omissions occurring or alleged to have occurred before termination of this Agreement, or (B) claims or actions that name or join the Indemnitee as a party, but relate to or arise from acts or omissions alleged to have occurred before the Indemnitee's service as a director, officer or employee of an Indemnitor, or acts or omissions alleged against former directors, officers or employees of an Indemnitor.

              (2) Render the terms and conditions of this Agreement inapplicable to any claims or actions subject to Paragraph 13(b)(1).

    15. EMPLOYEE BENEFIT PLANS. For purposes of this Agreement, the Indemnitee's capacity as director, officer or employee of an Indemnitor shall include any service by the Indemnitee on behalf or at the request of an Indemnitor as a fiduciary with respect to any Indemnitor employee benefit plan, its participants, or beneficiaries, and shall include any service by the Indemnitors. References to "fines" shall include any excise taxes asserted on a person with respect to any employee benefit plan.

    16. NON-EXCLUSIVITY. Nothing herein shall be deemed to diminish or otherwise restrict the Indemnitee's right to indemnification under any provision of the Indemnitors' Articles of Incorporation, Charter or Bylaws, any agreement, vote of shareholders or disinterested directors, resolution or under Kentucky or federal law or otherwise.

    17. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon all successors and assigns of each Indemnitor (including any transferee of all or substantially all of its assets and any successors by merger or operation of law) and shall inure to the benefit of the heirs, personal representatives and estate of the Indemnitee.

    18. SEPARABILITY; INTERPRETATION OF AGREEMENT. If any provisions of this Agreement shall be held to be invalid, illegal, or unenforceable for any reason whatsoever, the remaining provisions of this Agreement, including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not by themselves invalid, illegal or unforceable to the fullest extent possible shall be construed so as to give effect to the intent of the parties that the Indemnitors provide indemnification to the Indemnitee to the fullest extent permissible.

    19. SAVINGS CLAUSE. Whenever there is a conflict between any provision of this Agreement and any applicable present or future statute, law or regulation contrary to which an Indemnitor and the Indemnitee have no legal right to contract, the latter shall prevail, but in such event the affected provisions of this Agreement shall be curtailed and restricted only to the extent necessary to bring them within applicable legal requirements.

    20. WAIVER. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

    21. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with respect to its subject matter and supersedes any prior or contemporaneous agreements (whether written or oral) among the parties with respect to the subject matter hereof.

    22. NOTICES. Any notice or other communication required or permitted under this Agreement shall be deemed given when hand-delivered or sent by registered mail, postage prepaid and return-receipt requested, to the intended recipient at the address set forth below or at such other address as the recipient shall hereafter furnish the sender in writing:

    If to the Indemnitee:    _____________________________
                             _____________________________
                             _____________________________

    If to the Bank:          Stock Yards Bank & Trust Company
                             1040 East Main Street
                             Louisville, KY 40206


    If to the Holding
    Company:                 S.Y. Bancorp, Inc.
                             1040 East Main Street
                             Louisville, KY  40206

    23. GOVERNING LAW. Except as preempted by applicable federal laws, rules or regulations, the laws of Kentucky shall govern the validity, interpretation and construction of this Agreement. Nothing in this Agreement shall require any unlawful action or inaction by any party.

    24. MODIFICATION. No modification of this Agreement shall be binding unless executed in writing by the Indemnitee and the Indemnitors, or their successors.

    25. HEADINGS. Paragraph headings are not part of this Agreement, but are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or any provision in it.

    26. SOLE BENEFIT. Nothing expressed or referred to in this Agreement is intended or shall be construed to give any person other than the Indemnitors, their successors and assigns, and the Indemnitee and the Indemnitee's personal representative, heirs or devisees, any legal or equitable right, remedy or claim under or with respect to this Agreement or any provisions contained herein. The assumption of obligations and statements of responsibilities and all conditions and provisions of this Agreement are for the sole benefit of the Indemnitors, their successors and assigns, and the Indemnitee and the Indemnitee's personal representatives, heirs or devisees.

    IN WITNESS WHEREOF, the Indemnitee and the Indemnitors have executed several originals of this Agreement as of the date first set forth above, but actually on the dates set forth below.


THE "INDEMNITEE"


Name: _____________________

Date: _____________________

STOCK YARDS BANK & TRUST COMPANY


By:_______________________________

Title:  __________________________

Date:   __________________________

S.Y. BANCORP, INC.


By:  ____________________________

Title:  _________________________

Date:   _________________________

                                S.Y. BANCORP, INC.
                              1040 EAST MAIN STREET
                           LOUISVILLE, KENTUCKY 40206

                        PROXY FOR HOLDERS OF COMMON STOCK
                 ANNUAL MEETING OF SHAREHOLDERS - APRIL 24, 1996

     The undersigned hereby appoints David H. Brooks and David P. Heintzman, or either of them, attorneys with power of substitution and revocation to each, to vote any and all shares of Common Stock of S.Y. BANCORP, INC. ("Bancorp") held of record by the undersigned, in the name and as the proxy of the undersigned, at the Annual Meeting of shareholders of Bancorp (the "Annual Meeting") to be held at The Galt House West, Queen Room, 140 North Fourth Street, Louisville, Kentucky 40202, on April 24, 1996, at 10:00 a.m., local time, or any adjournment thereof, hereby revoking any prior proxies to vote said stock, upon the following proposals more fully described in the Notice of and Proxy Statement for the meeting (receipt of which is hereby acknowledged):



(1) FOR [ ] AGAINST [ ] ABSTAIN [ ] a proposal to approve the action of the Board of Directors fixing the number of directors at fifteen (15) and electing at the Annual Meeting five (5) directors.

(2) ELECTION OF DIRECTORS - Nominees are: Charles R. Edinger, III; David P. Heintzman; Norman Tasman; Kathy C. Thompson; Bertrand A. Trompeter.
     Mark      [ ]  FOR ALL nominees listed above
     One Box   [ ]  FOR ALL nominees listed above EXCEPT the following:
     Only            __________________________________________________
               [ ]  WITHHOLD authority to vote for ALL nominees listed above

(3) FOR [ ] AGAINST [ ] ABSTAIN [ ] a proposal to approve a form of Indemnification Agreement with the directors.

(4) FOR [ ] AGAINST [ ] ABSTAIN [ ] a proposal to approve an amemdment to the Articles of Incorporation to increase the number of authorized shares of Common Stock from 3,000,000 to 5,000,000.

(5) In their discretion on such other business as may properly come before the Annual Meeting or any adjournment thereof.



     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BANCORP AND WILL BE VOTED AS SPECIFIED ABOVE. UNLESS OTHERWISE SPECIFIED, IT WILL BE VOTED FOR EACH OF PROPOSALS (1); (3) and (4) AND FOR ALL NOMINEES FOR DIRECTORS, AND IN ACCORDANCE WITH THE ATTORNEYS' DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.




Date:_____________________, 1996   ______________________________________

                                   ______________________________________
                                   (Signatures)

                                   (Executors,administrators,trustees,
                                   attorneys, and officers of corporations
                                   should give full title. For joint accounts, each joint owner must also sign.)